                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                   May 6, 2002

                          ----------------------------

                               SMART & FINAL INC.

             (Exact name of Registrant as specified in its charter)

               Delaware                               001-10811                              95-4079584

       (State of Incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                         Identification No.)

              600 The Citadel Drive, City of Commerce, California                               90040

                   (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code: (323) 869-7500

Item 5.  Other Events

Filed as an exhibit hereto is a News Release, dated May 6, 2002, filed by Smart & Final Inc.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.              Description
-----------              -----------

      99                 News Release of Smart & Final Inc. dated May 6, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2002                       SMART & FINAL INC.



                                        By:        /s/ Richard N. Phegley
                                           -------------------------------------
                                                 Richard N. Phegley
                                        Its:     Senior Vice President and
                                                 Chief Financial Officer